UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(D) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 23, 2013

 ELECTRONIC ARTS INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-17948	94-2838567
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

209 Redwood Shores Parkway, Redwood City, California 94065-1175
(Address of Principal Executive Offices) (Zip Code)

(650) 628-1500
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: Electronic Arts Inc.'s Form 8-K furnished on July 23, 2013 contained an operating highlight in the earnings press release included as exhibit 99.1 that was incorrect.  In the earnings press release, the statement that EA was “the #1 global publisher in the iOS game market in the June quarter” should have read that EA was “the #4 global publisher in the iOS game market in the June quarter”.  This Form 8-K/A corrects that statement in exhibit 99.1 and supersedes the prior Form 8-K.  All other information contained in the prior Form 8-K, including the financial results reported, remain unchanged in this Form 8-K/A.

Item 2.02    Result of Operations and Financial Condition.

On July 23, 2013, Electronic Arts Inc. (“EA”) issued a press release announcing its financial results for the fiscal quarter ended June 30, 2013. A copy of the press release is attached hereto as Exhibit 99.1.

Neither the information in this Form 8-K nor the information in the press release shall be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated July 23, 2013, relating to Electronic Arts Inc.’s financial results for the fiscal quarter ended June 30, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC ARTS INC.

Dated:	July 23, 2013	By:	/s/ Blake Jorgensen
Blake Jorgensen
Executive Vice President, Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release dated July 23, 2013, relating to Electronic Arts Inc.’s financial results for the fiscal quarter ended June 30, 2013.